PROSPECTUS Dated                              Pricing Supplement No. 77
May 17, 2002                                  Effective June 27, 2005
And PROSPECTUS SUPPLEMENT
Dated March 25, 2003


                       U.S. $250,000,000              Rule 424 (B)(3)
                                                  Registration Statement
                    FORD MOTOR CREDIT COMPANY         No. 333-86832

                       FIXED-RATE NOTES


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                    Interest Rate Per Annum
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Period        One     Two     Three
Beginning     Year    Year    Year
---------     ----    ----    ----
6/27/2005     5.10%   5.85%   6.60%